                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Improvement and Home Equity Loan Trust 1999-G (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                        CONSECO FINANCE CORP.




                                        BY: /s/Phyllis A. Knight
                                           ------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER




The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Improvement and Home Equity Loan Trust 1999-G (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1999 to November 30, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of December, 1999.

                                         CONSECO FINANCE CORP.




                                         BY: /s/ Phyllis A. Knight
                                            ------------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

    1.   Amount Available                                                                               $11,516,788.02
                                                                                                        --------------
    2.   Monthly Servicing Fee ( if Originator is not the Servicer)
         (up to 1/12 of 0.75% of Pool Scheduled Principal Balance)                                      $         0.00
                                                                                                        --------------
Interest
--------

       Class A
       -------

    3.   Class A-1 Interest Rate                                                6.57%
         (a)  Class A-1 Interest Amount                                         -----                   $   238,691.75
                                                                                                        --------------
         (b)  Unpaid Class A-1 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class A-1 Interest Paid                                                                   $   238,691.75
                                                                                                        --------------
         (d)  Class A-1 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------
    4.   Class A-2 Interest Rate                                                7.14%
         (a)  Class A-2 Interest Amount                                         -----                   $   278,380.67
                                                                                                        --------------
         (b)  Unpaid Class A-2 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class A-2 Interest Paid                                                                   $   278,380.67
                                                                                                        --------------
         (d)  Class A-2 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------
    5.   Class A-3 Interest Rate                                                7.36%
         (a)  Class A-3 Interest Amount                                         -----                   $   147,629.33
                                                                                                        --------------
         (b)  Unpaid Class A-3 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class A-3 Interest Paid                                                                   $   147,629.33
                                                                                                        --------------
         (d)  Class A-3 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------
    6.   Class A-4 Interest Rate                                                7.55%
         (a)  Class A-4 Interest Amount                                         -----                   $   183,674.72
                                                                                                        --------------
         (b)  Unpaid Class A-4 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class A-4 Interest Paid                                                                   $   183,674.72
                                                                                                        --------------
         (d)  Class A-4 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------
    7.   Class A-5 Interest Rate                                                8.08%
         (a)  Class A-5 Interest Amount                                         -----                   $   227,811.11
                                                                                                        --------------
         (b)  Unpaid Class A-5 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class A-5 Interest Paid                                                                   $   227,811.11
                                                                                                        --------------
         (d)  Class A-5 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------
    8.   Class A-6 Interest Rate                                                8.16%
         (a)  Class A-6 Interest Amount                                         -----                   $    85,617.67
                                                                                                        --------------
         (b)  Unpaid Class A-6 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class A-6 Interest Paid                                                                   $    85,617.67
                                                                                                        --------------
         (d)  Class A-6 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 2
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

       Class M
       -------

    9.   Interest on Class M-1 Adjusted Principal Balance
         (a)  Class M-1 Adjusted Principal Balance                                                      $ 22,000,000.00
                                                                                                        ---------------
         (b)  Class M-1 Interest Rate                                           8.88%
                                                                                -----
         (c)  Class M-1 Interest Amount                                                                 $    157,373.33
                                                                                                        ---------------
         (d)  Unpaid Class M-1 Interest Shortfall                                                       $          0.00
                                                                                                        ---------------
         (e)  Class M-1 Interest Paid                                                                   $    157,373.33
                                                                                                        ---------------
         (f)  Class M-1 Interest Carryover Shortfall                                                    $          0.00
                                                                                                        ---------------
   10.   Interest on Class M-2 Adjusted Principal Balance
         (a)  Class M-2 Adjusted Principal Balance                                                      $ 17,875,000.00
                                                                                                        ---------------
         (b)  Class M-2 Interest Rate                                           9.52%
                                                                                -----
         (c)  Class M-2 Interest Amount                                                                 $    137,081.39
                                                                                                        ---------------
         (d)  Unpaid Class M-2 Interest Shortfall                                                       $          0.00
                                                                                                        ---------------
         (e)  Class M-2 Interest Paid                                                                   $    137,081.39
                                                                                                        ---------------
         (f)  Class M-2 Interest Carryover Shortfall                                                    $          0.00
                                                                                                        ---------------
       Class B-1
       ---------

   11.   Interest on Class B-1 Adjusted Principal Balance
         (a)  Class B-1 Adjusted Principal Balance                                                      $ 14,437,000.00
                                                                                                        ---------------
         (b)  Class B-1 Interest Rate                                           10.48%
                                                                                ------
         (c)  Class B-1 Interest Amount                                                                 $    121,880.36
                                                                                                        ---------------
         (d)  Unpaid Class B-1 Interest Shortfall                                                       $          0.00
                                                                                                        ---------------
         (e)  Class B-1 Interest Paid                                                                   $    121,880.36
                                                                                                        ---------------
         (f)  Class B-1 Interest Carryover Shortfall                                                    $          0.00
                                                                                                        ---------------
Principal
---------

   12.   Formula Principal Distribution Amount
         (a)  Scheduled Principal                                               $1,598,630.83
                                                                                -------------
         (b)  Principal Prepayments                                             $3,979,072.71
                                                                                -------------
         (c)  Liquidated Loans                                                  $        0.00
                                                                                -------------
         (d)  Repurchases                                                       $   24,771.77
                                                                                -------------
         (e)  Previously undistributed (a)-(d) amounts                          $        0.00
                                                                                -------------

                                                 Total Principal                                        $  5,602,475.31
                                                                                                        ---------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 3
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

Class A Principal
-----------------

   13.   Amount Available less prior distributions                                                      $ 9,938,647.69
                                                                                                        --------------
   14.   Class A-1 Formula Principal Distribution Amount                                                $ 5,602,475.31
                                                                                                        --------------
   15.   Class A-2 Formula Principal Distribution Amount                                                $         0.00
                                                                                                        --------------
   16.   Class A-3 Formula Principal Distribution Amount                                                $         0.00
                                                                                                        --------------
   17.   Class A-4 Formula Principal Distribution Amount                                                $         0.00
                                                                                                        --------------
   18.   Class A-5 Formula Principal Distribution Amount                                                $         0.00
                                                                                                        --------------
   19.   Class A-6 Formula Principal Distribution Amount                                                $         0.00
                                                                                                        --------------
   20.   Class A Principal Distribution Amount

         (a)  Class A-1 Principal Paid                                                                  $ 5,602,475.31
                                                                                                        --------------
         (b)  Class A-2 Principal Paid                                                                  $         0.00
                                                                                                        --------------
         (c)  Class A-3 Principal Paid                                                                  $         0.00
                                                                                                        --------------
         (d)  Class A-4 Principal Paid                                                                  $         0.00
                                                                                                        --------------
         (e)  Class A-5 Principal Paid                                                                  $         0.00
                                                                                                        --------------
         (f)  Class A-6 Principal Paid                                                                  $         0.00
                                                                                                        --------------
   21.   Class A Principal Balance (after distributions of principal on current Payment Date)

         (a)  Class A-1 Principal Balance                                                               $39,497,524.69
                                                                                                        --------------
         (b)  Class A-2 Principal Balance                                                               $48,400,000.00
                                                                                                        --------------
         (c)  Class A-3 Principal Balance                                                               $24,900,000.00
                                                                                                        --------------
         (d)  Class A-4 Principal Balance                                                               $30,200,000.00
                                                                                                        --------------
         (e)  Class A-5 Principal Balance                                                               $35,000,000.00
                                                                                                        --------------
         (f)  Class A-6 Principal Balance                                                               $13,025,000.00
                                                                                                        --------------
       Class M-1 Principal
       -------------------

   22.   Remaining Amount Available                                                                     $ 4,336,172.38
                                                                                                        --------------
   23.   Class M-1 Formula Principal Distribution Amount                                                $         0.00
                                                                                                        --------------
   24.   Class M-1 Principal Distribution Amount                                                        $         0.00
                                                                                                        --------------
   25.   Class M-1 Principal Balance (after distributions of principal on current
         Payment Date)                                                                                  $22,000,000.00
                                                                                                        --------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 4
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

       Class M-1 Distribution Test
       ---------------------------
       (tests must be satisfied on and after the Payment Date occurring in December 2003)

   26.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                0.26%
                                                                                                        ---------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage calculated in Item 73)                                       0.26%
                                                                                                        ---------------
   27.   Cumulative Realized Losses Test
         (a) Cumulative Realized Losses                                                                            0.00
                                                                                                        ---------------
         (b) Cumulative Realized Losses for current Payment Date (as a percentage of the cut-off date Pool Principal balance; may not exceed 10.0% from
             November 15, 2003 to November 14, 2004; 12.0% from November 15, 2004 to November 14, 2005; 14.0% from November 15, 2005 to November 14, 2006
             and 15.0% thereafter)                                                                                0.00%
                                                                                                        ---------------
   28.    The sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted
          Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2
          Adjusted Principal Balance divided by the Pool Scheduled Principal Balance
          of the preceding payment date (not to be less than 57.00%)                                             28.50%
                                                                                                        ---------------
       Class M-2 Principal
       -------------------

   29.   Remaining Amount Available                                                                     $  4,336,172.38
                                                                                                        ---------------
   30.   Class M-2 Formula Principal Distribution Amount                                                $          0.00
                                                                                                        ---------------
   31.   Class M-2 Principal Distribution Amount                                                        $          0.00
                                                                                                        ---------------
   32.   Class M-2 Principal Balance (after distributions of principal on current                       $ 17,875,000.00
         Payment Date)                                                                                  ---------------


       Class M-2 Distribution Tests
       ----------------------------
       (tests must be satisfied on and after the Payment Date occurring in December 2003)

   33.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                0.26%
                                                                                                        ---------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage calculated in Item 73)                                       0.26%
                                                                                                        ---------------


                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 5
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8

   34.   Cumulative Realized Losses Test
         (a) Cumulative Realized Losses                                                                             0.00
                                                                                                        ----------------
         (b) Cumulative Realized Losses for current Payment Date (as a percentage of the Cut-off Date Pool Principal Balance; may not exceed 10.0% from
             November 15, 2003 to November 14, 2004; 12.0% from November 15, 2004 to November 14, 2005; 14.0% from November 15, 2005 to November 14, 2006
             and 15.0% thereafter)                                                                                 0.00%
                                                                                                        ----------------
   35.    The sum of the Class M-2 Adjusted Principal Balance, the Class
          the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted
          Principal Balance divided by the Pool Scheduled Principal Balance of the
          preceding Payment Date (not to be less than 41.00%)                                                     20.50%
                                                                                                        ----------------
       Class B-1 Distribution Tests
       ----------------------------
       (tests must be satisfied on and after the Payment Date occurring in December 2003)

   36.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                                 0.26%
                                                                                                        ----------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage calculated in Item 73)                                        0.26%
                                                                                                        ----------------
   37.   Cumulative Realized Losses Test
         (a) Cumulative Realized Losses                                                                             0.00
                                                                                                        ----------------
         (b) Cumulative Realized Losses for current Payment Date (as a percentage of the Cut-off Date Pool Principal Balance; may not exceed 10.0% from
             November 15, 2003 to November 14, 2004; 12.0% from November 15, 2004 to November 14, 2005; 14.0% from November 15, 2005 to November 14, 2006
             and 15.0% thereafter)                                                                                 0.00%
                                                                                                        ----------------
   38.    The sum of the Class B-1 Adjusted Principal Balance and the Class B-2
          Adjusted Principal Balance divided by the Pool Scheduled Principal Balance
          of the preceding Payment Date (not to be less than 28.00%)                                              14.00%
                                                                                                        ----------------
       Class B-1 Principal
       -------------------

   39.   Amount Available less all prior distributions                                                  $   4,336,172.38
                                                                                                        ----------------
   40.   Class B-1 Formula Principal Distribution Amount                                                $           0.00
                                                                                                        ----------------
   41.   Class B-1 Principal Distribution Amount                                                        $           0.00
                                                                                                        ----------------
   42.   Class B-1 Principal Balance (after distributions of principal on current
         Payment Date)                                                                                  $  14,437,000.00
                                                                                                        ----------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 6
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

       Class B-2 Distribution Test
       ---------------------------
       (tests must be satisfied on and after the Payment Date occurring in December 2003)

   43.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                         0.26%
                                                                                                        --------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months; may not exceed 10.0%
              of the Senior Subordination Percentage calculated in Item 73)                                0.26%
                                                                                                        --------
   44.   Cumulative Realized Losses Test
         (a) Cumulative Realized Losses                                                                     0.00
                                                                                                        --------
         (b) Cumulative Realized Losses for current Payment Date (as a percentage of the Cut-off Date Pool Principal Balance; may not exceed 10.0% from
             November 15, 2003 to November 14, 2004; 12.0% from November 15, 2004 to November 14, 2005; 14.0% from November 15, 2005 to November 14, 2006
             and 15.0% thereafter)                                                                         0.00%
                                                                                                        --------
   45.    The Class B-2 Adjusted Principal Balance divided by the Pool Scheduled
          Principal Balance of the preceding Payment Date (not to be less than 17.50%)                     7.25%
                                                                                                        --------
   46.    Class B-2 Adjusted Principal Balance (not to be less than $2,000.000)                            0.00%
                                                                                                        --------
       Liquidation Loss Interest; Total Distribution

       Class M-1
       ---------

   47.   (a)  Amount Available less all prior distributions                                             $   0.00
                                                                                                        --------
         (b)  Class M-1 Formula Liquidation Loss Interest Distribution Amount                           $   0.00
                                                                                                        --------
         (c)  Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                    $   0.00
                                                                                                        --------
         (d)  Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                            $   0.00
                                                                                                        --------
   48.   Amount by which Class M-1 Formula Distribution Amount (lines 15(c) and (d),
         28, 45(b)) exceeds Class M-1 Distribution Amount (lines 15(e), 29, 45(c))                      $   0.00
                                                                                                        --------
       Class M-2
       ---------

   49.   (a)  Amount Available less all prior distributions                                             $   0.00
                                                                                                        --------
         (b)  Class M-2 Formula Liquidation Loss Interest Distribution Amount                           $   0.00
                                                                                                        --------
         (c)  Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                    $   0.00
                                                                                                        --------
         (d)  Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                            $   0.00
                                                                                                        --------
   50.   Amount by which Class M-2 Formula Distribution Amount (lines 16(c) and (d),
         32, 47(b)) exceeds Class M-2 Distribution Amount (lines 16(e), 33, 47(c))                      $   0.00
                                                                                                        --------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 7
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

       Class B-1
       ---------

   51.   (a)  Amount Available less all prededing distributions                                         $         0.00
                                                                                                        --------------
         (b)  Class B-1 Formula Liquidation Loss Interest Distribution Amount                           $         0.00
                                                                                                        --------------
         (c)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                    $         0.00
                                                                                                        --------------
         (d)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                            $         0.00
                                                                                                        --------------
   52.   Amount by which Class B-1 Formula Distribution Amount (lines 17(c) and (d),
         42, 49(b)) exceeds Class B-1 Distribution Amount (lines 17(e), 43, 49(c))                      $         0.00
                                                                                                        --------------
       Class B-2
       ---------

   53.   Amount Available less all prior distributions                                                  $ 4,336,172.38
                                                                                                        --------------
       Interest

   54.   Class B-2 Interest Rate                                                10.96%
         (a)  Class B-2 Interest Amount                                         ------                  $   176,030.39
                                                                                                        --------------
         (b)  Unpaid Class B-2 Interest Shortfall                                                       $         0.00
                                                                                                        --------------
         (c)  Class B-2 Interest Paid                                                                   $   176,030.39
                                                                                                        --------------
         (d)  Class B-2 Interest Carryover Shortfall                                                    $         0.00
                                                                                                        --------------
       Principal

   55.   Amount Available after prior distributions                                                     $ 4,160,141.99
                                                                                                        --------------
   56.   Class B-2 Formula Principal Distributions Amount                                               $         0.00
                                                                                                        --------------
   57.   Class B-2 Liquidation Loss Principal Amount                                                    $         0.00
                                                                                                        --------------
   58.   Guaranty Payment                                                                               $         0.00
                                                                                                        --------------
   59.   Class B-2 Principal Distribution Amount                                                        $         0.00
                                                                                                        --------------
   60.   Class B-2 Principal Balance
         (after distributions of principal on current Payment Date)                                     $19,938,000.00
                                                                                                        --------------
   61.   Amount by which Class B-2 Formula Distribution Amount (lines 52(b) and (c),
         54, and 55) exceeds Class B-2 Distribution Amount (lines 52(d) and 57)                         $         0.00
                                                                                                        --------------
   62.   Monthly Servicing Fee (if Originator is Servicer)                                                  171,875.00
                                                                                                        --------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 8
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

       Additional Principal Distribution
       ---------------------------------

       Class A
       -------

   63.   Additional Principal Distribution Amount                                                       $           0.00
                                                                                                        ----------------
         (a)  Class A-1                                                                                 $           0.00
                                                                                                        ----------------
         (b)  Class A-1 Principal Balance (after payment of(a))                                         $           0.00
                                                                                                        ----------------
         (c)  Class A-2                                                                                 $           0.00
                                                                                                        ----------------
         (d)  Class A-2 Principal Balance (after payment of(c))                                         $           0.00
                                                                                                        ----------------
         (e)  Class A-3                                                                                 $           0.00
                                                                                                        ----------------
         (f)  Class A-3 Principal Balance (after payment of(e))                                         $           0.00
                                                                                                        ----------------
         (g)  Class A-4                                                                                 $           0.00
                                                                                                        ----------------
         (h)  Class A-4 Principal Balance (after payment of(g))                                         $           0.00
                                                                                                        ----------------
         (i)  Class A-5                                                                                 $           0.00
                                                                                                        ----------------
         (j)  Class A-5 Principal Balance (after payment of(i))                                         $           0.00
                                                                                                        ----------------
         (k)  Class A-6                                                                                 $           0.00
                                                                                                        ----------------
         (l)  Class A-6 Principal Balance (after payment of(k))                                         $           0.00
                                                                                                        ----------------
   64.   Monthly Servicing Fee (portion, if any, in excess of 1/12 of 0.75% of Pool
         Scheduled Principal Balance; Company or Affiliate not Servicer)                                $           0.00
                                                                                                        ----------------
       Certificate Distribution Amount

   65.   Amount Available remaining after prior distributions                                           $   3,988,266.99
                                                                                                        ----------------
Class A, Class M, Class B Notes
-------------------------------

   66.    Pool Scheduled Principal Balance                                                              $ 269,397,524.69
                                                                                                        ----------------
         a) Home Improvement Loans                               Loan Count         7,099               $ 195,485,061.62
                                                                                ---------               ----------------
         b) Home Equity                                          Loan Count         3,457               $  73,912,463.07
                                                                                ---------               ----------------
          Pool Certificate Balance Principal Balance                                                      265,272,524.69
                                                                                                        ----------------
   67.   Note Pool Factor

         (a)  Class A-1 Pool Factor                                                                            .87577660
                                                                                                        ----------------
         (b)  Class A-2 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (c)  Class A-3 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (d)  Class A-4 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (e)  Class A-5 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (f)  Class A-6 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (g)  Class M-1 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (h)  Class M-2 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
   68.   Certificate Pool Factor

         (a)  Class B-1 Pool Factor                                                                           1.00000000
                                                                                                        ----------------
         (b)  Class B-2 Pool Factor                                                                           1.00000000
                                                                                                        ----------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 9
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

   69.   Loans Delinquent by number and aggregate Scheduled Principal Balance:

         (a)  30-59 days                                1,633,415.27                 74
                                                 --------------------           ------------
         (b)  60-89 days                                  463,113.72                 21
                                                 --------------------           ------------
         (c)  90 or more days                             291,851.36                  9
                                                 --------------------           ------------
   70.    Defaulted Loans, by number and Scheduled Principal Balance:

         (a)  That became Defaulted Contracts during related Due Period
                   Total                                                        #           0           $       0.00
                                                                                  -----------           ------------
                   HI                                                                       0                   0.00
                                                                                  -----------           ------------
                   HE                                                                       0                   0.00
                                                                                  -----------           ------------
         (b)  As of last day of related Due Period - Total                      #           1           $  17,600.00
                                                                                  -----------           ------------
                   HI                                                                       0                   0.00
                                                                                  -----------           ------------
                   HE                                                                       1              17,600.00
                                                                                  -----------           ------------
         (c)  That became Liquidated Contracts during related Due Period
                   Total                                                        #           0           $       0.00
                                                                                  -----------           ------------
                   HI                                                                       0                  0.00
                                                                                  -----------           ------------
                   HE                                                                       0                   0.00
                                                                                  -----------           ------------
         (d)  Net Liquidation Losses - Total                                    #           2           $ 212,267.84
                                                                                  -----------           ------------
                   HI                                                                       0             166,262.82
                                                                                  -----------           ------------
                   HE                                                                       2              46,005.02
                                                                                  -----------           ------------
         (e)  In Foreclosure - Total                                            #           1           $  17,600.00
                                                                                  -----------           ------------
                   HI                                                                       0                   0.00
                                                                                  -----------           ------------
                   HE                                                                       1              17,600.00
                                                                                  -----------           ------------
         (f)  Foreclosure completed during related Due Period
                   Total                                                        #           0           $       0.00
                                                                                  -----------           ------------
                   HI                                                                       0                   0.00
                                                                                  -----------           ------------
                   HE                                                                       0                   0.00
                                                                                  -----------           ------------
         (g)  Foreclosed upon and held by Servicer - Total                      #           0           $       0.00
                                                                                  -----------           ------------
                   HI                                                                       0                   0.00
                                                                                  -----------           ------------
                   HE                                                                       0                   0.00
                                                                                  -----------           ------------

                                          CONSECO FINANCE HOME LOAN TRUST 1999-G
                                          MONTHLY REPORT           November 1999
                                          PAGE 10
                                                     Distribution Date: 12/15/99
                                                       CUSIP# 20847R AA3,AB1,AC9
                                                             AD7,AE5,AF2,AG0,AH8
                                                        Trust Account: 3337861-0

   71.   Home Equity Loans delinquent by number and aggregate Scheduled Principal Balance:

         (a)  30-59 days                                  501,642.00                 26
                                                 --------------------           ------------
         (b)  60-89 days                                  149,387.00                  6
                                                 --------------------           ------------
         (c)  90 or more days                             101,772.00                  4
                                                 --------------------           ------------

   72.   Home Improvement Loans delinquent by number and aggregate Scheduled Principal Balance:

         (a)  30-59 days                                1,131,773.27                 48
                                                 --------------------           ------------
         (b)  60-89 days                                  313,726.72                 15
                                                 --------------------           ------------
         (c)  90 or more days                              95,039.68                  5
                                                 --------------------           ------------
   73.   Senior Subordination Percentage (as of any Payment Date)

         (a)  Before the Class A Principal Balance has been reduced to zero, the sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted
              Principal Balance, the Class B-1 Adjusted Principal Balance and the
              Class B-2 Adjusted Principal Balance divided by the Pool Scheduled
              Principal Balance;

         (b)  On any Payment Date on which the Class A Principal Balance has been reduced to zero and the Class M-1 Principal Balance has not been reduced to zero, the sum of the Class M-2 Adjusted Principal Balance, the Class B-1
              Adjusted Principal Balance, and the Class B-2 Adjusted Principal Balance
              divided by the Pool Scheduled Principal Balance;

         (c)  On any Payment Date on which the Class M-1 Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, the sum of the Class B-1 Adjusted Principal Balance, and the Class B-2
              Adjusted Principal Balance divided by the Pool Scheduled Principal Balance; and

         (d)  On any Payment Date on which the Class M-2 Principal Balance has been reduced to zero and the Class B-1 Principal Balance has not been reduced to zero, the Class B-2 Adjusted Principal Balance divided by the Pool
              Scheduled Principal Balance.                                                                     0.00%
                                                                                                        ------------
   74.   Cumulative Realized Loss Ratio

         (a)  As of any Payment Date, Cumulative Realized Losses divided by the
                Cut-off Date Pool Principal Balance                                                            0.00%
                                                                                                        ------------




     Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.